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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2000



                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-19442                06-1118515
(State or other jurisdiction)           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


    48 Monroe Turnpike, Trumbull, Connecticut                      06611
     (Address of principal executive offices)                    (Zip Code)

                                 (203) 459-7000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Company's Press Releases, dated October 25, 2000, regarding the Company's third quarter 2000 earnings and the Company's refinancing plans, respectively, are attached hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

                  99(a)    Press Release dated October 25, 2000

                  99(b)     Press Release dated October 25, 2000


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  OXFORD HEALTH PLANS, INC.


Date: October 26, 2000                            By:    /s/ MARC M. COLE
                                                             Marc M. Cole
                                                      Vice President of Finance
                                                      Chief Accounting Officer

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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

Exhibit                                                                Page
Number            Description of Document                             Number
------            -----------------------                             ------
  99(a)           Press Release dated October 25, 2000                   4

  99(b)           Press Release dated October 25, 2000                   6


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